Trade and other receivables (Tables)	12 Months Ended
Mar. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Trade and other receivables

	2025	2024
	$	$

Trade receivables	39,744	48,132
Allowance for expected credit losses	(6,445)	(5,056)

Trade receivables, net	33,299	43,076

Research and development tax credits receivable	7,626	8,276
Sales tax receivable	9,898	7,106
Accrued interest and other	2,254	3,826

Total trade and other receivables	53,077	62,284